UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 21, 2020

GCI LIBERTY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38385	92-0072737
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Blvd.

Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (720) 875-5900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Series A Common Stock, par value $0.01 per share	GLIBA	The Nasdaq Stock Market LLC
Series A Cumulative Redeemable preferred stock, par value $0.01 per share	GLIBP	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

The following disclosure supplements the joint proxy statement/prospectus filed by GCI Liberty, Inc. (“GCI Liberty”) and Liberty Broadband Corporation (“Liberty Broadband”), in each case, filed with the Securities and Exchange Commission (the “SEC”) on October 30, 2020 (collectively, the “Joint Proxy Statement/Prospectus”) in connection with the solicitation of proxies by each company’s board of directors for each company’s respective Special Meeting of Stockholders described therein and any adjournment or postponement thereof. This supplemental information should be read together with the Joint Proxy Statement/Prospectus, which should be read in its entirety. Terms used in this filing and not otherwise defined herein have the meanings given to them in the Joint Proxy Statement/Prospectus.

On August 6, 2020, GCI Liberty and Liberty Broadband entered into the merger agreement under which Liberty Broadband agreed to acquire all of the outstanding shares of GCI Liberty in a stock-for-stock merger (the “Combination”). As further described below, the parties have determined to supplement the disclosures in the Joint Proxy Statement/Prospectus with the information below.

Litigation Relating to the Combination—Hollywood Firefighters’ Pension Fund, et al. v. GCI Liberty, Inc., et al.

Allegations

On October 9, 2020, a putative class action complaint was filed by two purported GCI Liberty stockholders in the Court of Chancery of the State of Delaware under the caption Hollywood Firefighters’ Pension Fund, et al. v. GCI Liberty, Inc., et al. On October 11, 2020, a new version of the complaint was filed, and the case has been assigned Case No. 2020-0880. The lawsuit names as defendants GCI Liberty, as well as the members of the GCI Liberty board of directors. The lawsuit alleges, among other things, that Mr. Gregory B. Maffei, a director and the President and Chief Executive Officer of Liberty Broadband and GCI Liberty, and Mr. John C. Malone, the Chairman of the Board of Directors of Liberty Broadband and GCI Liberty, in their purported capacities as controlling stockholders and directors of GCI Liberty, and the other directors of GCI Liberty, breached their fiduciary duties by approving the Combination. The lawsuit further alleges that the Combination violates Section 203 of the General Corporation Law of the State of Delaware (“DGCL”) and that the Joint Proxy Statement/Prospectus that was filed in connection with the Combination misstates and omits material information. The lawsuit also alleges that various prior and current relationships among members of the GCI Liberty special committee, Mr. Malone and Mr. Maffei render the members of the GCI Liberty special committee not independent. GCI Liberty and Liberty Broadband believe this lawsuit is without merit.

Stipulation and Proposed Order

The lawsuit seeks certification of a class action, declarations that Messrs. Maffei and Malone and the other directors of GCI Liberty breached their fiduciary duties and that the Combination violates Section 203 of the DGCL, an injunction barring the stockholder vote and the Combination, and the recovery of damages and other relief. On October 15, 2020, the plaintiffs filed a motion for expedited proceedings. On October 27, 2020, after a hearing, the Court granted the motion. On November 6, 2020, the Court entered an order setting a hearing on the plaintiffs’ motion for preliminary injunction for December 7, 2020.

On November 21, 2020, the plaintiffs and defendants filed a stipulation and proposed order (the “Agreed Stipulation and Order”) describing an agreement reached among them, including plaintiffs’ agreement to dismiss their claim that the Combination violates Section 203 of the DGCL as moot and to withdraw their motion for preliminary injunction in return for certain agreements by Mr. Malone and Mr. Maffei described below. The parties also requested the Court cancel the hearing on that motion scheduled for December 7, 2020, and stay further discovery pending the outcome of the stockholder vote on the Combination. For more information, see the section of the Joint Proxy Statement/Prospectus titled “Special Factors—Litigation Relating to the Combination.”

As part of the agreement reached among the parties to the lawsuit, Mr. Malone and Mr. Maffei each agreed that he will convert each outstanding share of GCI Liberty Series B common stock he beneficially owns immediately prior to the effective time into one share of GCI Liberty Series A common stock. As a result, Mr. Malone and Mr. Maffei will each be entitled to receive 0.580 of a share of non-voting Liberty Broadband Series C common stock for each such share of GCI Liberty Series A common stock beneficially owned prior to the Combination. Neither Mr. Malone nor Mr. Maffei will be entitled to receive any shares of Liberty Broadband Series B common stock in the Combination. Consequently, the Exchange Agreement entered into among Liberty Broadband, Mr. Malone and the JCM Trust will terminate by its terms at the effective time since none of Mr. Malone nor the JCM Trust will have the right to receive any shares of Liberty Broadband Series B common stock in the Combination. In addition, Mr. Maffei agreed that immediately following the exercise of any options to acquire Liberty Broadband Series B common stock that Mr. Maffei holds as a result of the Combination, he will exchange each share of Liberty Broadband Series B common stock issued upon such exercise for one share of non-voting Liberty Broadband Series C common stock. Mr. Maffei also agreed that this exchange obligation will remain in effect even if those options to acquire Liberty Broadband Series B common stock are transferred by him.

In addition, in connection with the execution of the Agreed Stipulation and Order, GCI Liberty has determined to provide the following supplemental disclosures:

Independence Considerations

From time to time, Mr. Maffei and Mr. Gregg L. Engles, a member of the GCI Liberty special committee, have socialized, travelled and played golf together. For example, in late January of 2020, Mr. Engles and his wife, and Mr. Maffei and his wife, were among a group of individuals who vacationed together at a property belonging to Mr. Maffei, which Mr. Engles and his wife, and Mr. Maffei and his wife, flew to together on a corporate aircraft, during which time they played golf together. Messrs. Maffei and Engles are both members of Cherry Hills Country Club in Cherry Hills Village, Colorado, and The Tower Club in Denver, Colorado. They both served on the Dartmouth College Board of Trustees for some of the same time, during which time Mr. Engles donated $10 million to Dartmouth College and traveled with Mr. Maffei to and from the school on private aircraft owned by one or the other of them or their businesses. Messrs. Maffei and Engles also served together on the Dartmouth President’s Leadership Council and Campaign Executive Committee. In addition, Mr. Maffei previously made a donation of $25,000 or less to a charitable event to support research for a genetic disorder that afflicts one of Mr. Engles’ family members, and at which Mr. Engles was honored.

On occasion, Mr. Maffei has socialized with Anthony J. Magro, Senior Managing Director of Evercore, which served as financial advisor to the GCI Liberty special committee in connection with the Combination. On one such occasion, Messrs. Maffei and Magro attended a Dartmouth alumni reunion weekend in Vail, Colorado in February 2020, during which Mr. Magro stayed at Mr. Maffei’s house in Vail.

During the summer of 2020, one of Mr. Maffei’s sons worked as an Investment Banking Summer Analyst at Evercore and received an offer to join Evercore as an employee after he graduates from college. Mr. Maffei’s son had no involvement with the proposed Combination.

Voting Power of Messrs. Malone and Maffei in Liberty Broadband immediately following the Combination

As a result of the Agreed Stipulation and Order described above, at the effective time, based solely on outstanding stock information for GCI Liberty capital stock and Liberty Broadband common stock as of September 30, 2020, and assuming exercise of options and other rights to acquire securities held by such persons and exercisable within 60 days after September 30, 2020, Mr. Malone is expected to beneficially own shares of Liberty Broadband capital stock representing approximately 45.8% of the outstanding voting power upon the effective time, and Mr. Maffei is expected to beneficially own shares of Liberty Broadband capital stock representing approximately 1.0% of the outstanding voting power upon the effective time.. See “Pro Forma Security Ownership of Liberty Broadband Management” below for additional information regarding the expected ownership of Liberty Broadband capital stock by Liberty Broadband’s directors and executive officers at the effective time.

Equity Stake of GCI Liberty Stockholders in Liberty Broadband immediately following the Combination

As a result of the Agreed Stipulation and Order described above, at the effective time, based solely on their ownership of GCI Liberty capital stock and excluding any shares of Liberty Broadband common stock held by such stockholders prior to the Combination, former GCI Liberty stockholders (in the aggregate) are expected to receive in the Combination shares of Liberty Broadband Series C common stock, Liberty Broadband Series B common stock and Liberty Broadband Preferred Stock representing approximately 36.1%, 3.9% and 100.0%, respectively, of the total number of outstanding shares of Liberty Broadband Series C common stock, Liberty Broadband Series B common stock and Liberty Broadband Preferred Stock, respectively, based on approximately 169.6 million, 2.5 million and 7.2 million shares of Liberty Broadband Series C common stock, Liberty Broadband Series B common stock and Liberty Broadband Preferred Stock, respectively, currently expected to be outstanding immediately following the effective time. As a result, former GCI Liberty stockholders (in the aggregate and excluding any shares of Liberty Broadband common stock held by such stockholders prior to the effective time) are expected to own shares of Liberty Broadband Series B common stock and Liberty Broadband Preferred Stock representing approximately 6.2% of the aggregate voting power of outstanding shares of Liberty Broadband capital stock, based on approximately 26.5 million, 2.5 million and 7.2 million shares of Liberty Broadband Series A common stock, Liberty Broadband Series B common stock and Liberty Broadband Preferred Stock, respectively, currently expected to be outstanding immediately following the effective time (calculated using the number of shares outstanding at Liberty Broadband and GCI Liberty as of September 30, 2020). Additionally, former GCI Liberty stockholders (in the aggregate and excluding any shares of Liberty Broadband common stock held by such stockholders prior to the effective time) are expected to own 33.3% of the outstanding Liberty Broadband capital stock currently expected to be outstanding immediately following the effective time.

Pro Forma Security Ownership of Liberty Broadband Management

The following table sets forth information with respect to the estimated ownership by each person who is expected to serve as an executive officer or director of Liberty Broadband and all of such persons as a group, of shares of Liberty Broadband Series A common stock, Liberty Broadband Series B common stock, Liberty Broadband Series C common stock and Liberty Broadband Preferred Stock, assuming that the effective time had occurred at 5:00 p.m., New York City time, on September 30, 2020. The following table takes into account the effect of the agreements contained in the Agreed Stipulation and Order.

The security ownership information for Liberty Broadband capital stock has been estimated based upon outstanding stock information for Liberty Broadband common stock and GCI Liberty capital stock as of September 30, 2020, and, in the case of percentage ownership and voting power information, has been estimated based upon (1) 26,495,183 shares of Liberty Broadband Series A common stock, (2) 2,549,469 shares of Liberty Broadband Series B common stock, (3) 169,559,110 shares of Liberty Broadband Series C common stock and (4) 7,199,697 shares of Liberty Broadband Preferred Stock expected to be outstanding following the effective time after giving effect to the agreements contained in the Agreed Stipulation and Order. The percentage voting power is presented on an aggregate basis for all series of Liberty Broadband capital stock excluding Liberty Broadband Series C common stock, which is non-voting.

Shares of Liberty Broadband common stock issuable upon exercise or conversion of options, warrants and convertible securities that were exercisable or convertible on or within 60 days after September 30, 2020 (including GCI Liberty equity awards exercisable or convertible on or within 60 days after September 30, 2020 that are deemed converted into Liberty Broadband equity awards at the effective time, see the section of the Joint Proxy Statement/Prospectus titled “Special Factors—The Merger Agreement—Treatment of Equity Awards”) are deemed to be outstanding and to be beneficially owned by the person holding the options, warrants or convertible securities for the purpose of computing the percentage ownership of that person and for the aggregate percentage owned by the directors and executive officers as a group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other individual person. In addition, the table below gives effect to the agreements contained in the Agreed Stipulation and Order.

For purposes of the following presentation, beneficial ownership of shares of Liberty Broadband Series B common stock, though convertible on a one-for-one basis into shares of Liberty Broadband Series A common stock, are reported as beneficial ownership of Liberty Broadband Series B common stock only, and not as beneficial ownership of Liberty Broadband Series A common stock.

The number of shares indicated as owned by the following persons includes interests in shares that would have been held by the Liberty Media 401(k) plan as of September 30, 2020. The shares held by the trustee of the Liberty Media 401(k) Savings Plan for the benefit of these persons are voted as directed by such persons.

So far as is known to Liberty Broadband, the persons indicated below have sole voting and dispositive power with respect to the shares indicated as owned by them, except as otherwise stated in the notes to the table.

Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)		Percent of Series (%)	Voting Power (%)(1)
John C. Malone	LBRDA	1,269	(2)	4.8	45.8
Chairman of the Board	LBRDB	2,364	(2)(3)(4)	92.7
	LBRDK	5,489	(2)(3)(4)	3.2
	LBRDP	**	(3)	*
Gregory B. Maffei	LBRDA	459	(2)	1.7	1.0
President, Chief Executive Officer	LBRDB	9	(2)(3)(4)	*
and Director	LBRDK	4,271	(2)(3)(4)	2.5
	LBRDP	—		—
Gregg L. Engles	LBRDA	—		—	—
Director	LBRDB	—		—
	LBRDK	2		*
	LBRDP	—		—
Julie D. Frist	LBRDA	—		—	—
Director	LBRDB	—		—
	LBRDK	1,147	(2)	*
	LBRDP	—		—
Richard R. Green	LBRDA	**	(2)	*	*
Director	LBRDB	—		—
	LBRDK	25	(2)(3)	*
	LBRDP	—		—
Sue Ann Hamilton	LBRDA	**		*	*
Director	LBRDB	—		—
	LBRDK	2		*
	LBRDP	—		—
J. David Wargo	LBRDA	37	(2)	*	*
Director	LBRDB	—		—
	LBRDK	223	(2)(5)	*
	LBRDP	2		*
John E. Welsh III	LBRDA	5		*	*
Director	LBRDB	—		—
	LBRDK	18	(2)	*
	LBRDP	—		—

Name	Title of Series	Amount and Nature of Beneficial Ownership (In thousands)		Percent of Series (%)	Voting Power (%)(1)
Albert E. Rosenthaler	LBRDA	17		*	*
Chief Corporate Development Officer	LBRDB	—		—
	LBRDK	90	(3)	*
	LBRDP	—		—
Brian J. Wendling	LBRDA	**		*	*
Chief Accounting Officer and	LBRDB	—		—
Principal Financial Officer	LBRDK	18	(3)	*
	LBRDP	—		—
Renee L. Wilm	LBRDA	—		—	—
Chief Legal Officer	LBRDB	—
	LBRDK	**		*
	LBRDP	—		—
All directors and executive officers as a group	LBRDA	1,787	(2)	6.7	46.9
	LBRDB	2,373	(2)(3)(4)	93.1
	LBRDK	11,286	(2)(3)(4)(5)	6.6
	LBRDP	2		*

* Less than 1%

** Less than 1,000 shares

(1)	Estimated voting power takes into account the effect of the agreements contained in the Agreed Stipulation and Order. Materials provided by Evercore to the GCI Liberty special committee and filed with the related Schedule 13e-3 as exhibits (c)(2), (c)(9) and (c)(10) present certain pro forma security ownership of Liberty Broadband management without giving effect to the agreements contained in the Agreed Stipulation and Order.

(2)	Information with respect to shares of Liberty Broadband common stock beneficially owned by Mr. Malone, Mr. Maffei, Mrs. Frist, Mr. Green, Mr. Wargo and Mr. Welsh is set forth in “—Security Ownership of Liberty Broadband Management” in the Joint Proxy Statement/Prospectus.

(3)	Information with respect to shares of GCI Liberty capital stock beneficially owned by Mr. Malone, Mr. Maffei, Mr. Green, Mr. Rosenthaler and Mr. Wendling is set forth in “Security Ownership of Certain Beneficial Owners and Management of GCI Liberty—Security Ownership of GCI Liberty Management” below.

(4)	Gives effect to agreements contained in the Agreed Stipulation and Order.

(5)	Includes 799 shares of Liberty Broadband Series C common stock that would be held by Mr. Wargo’s spouse and 7,447 shares of Liberty Broadband Series C common stock that would be held by Mr. Wargo’s brother as to which, in each case, Mr. Wargo has disclaimed beneficial ownership.

Caution Regarding Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws. Words such as “will,” “would,” “estimated,” “expected” or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. Similarly, statements herein that describe the Combination and other statements that are not historical facts are also forward-looking statements. It is uncertain whether any of the events anticipated by the forward-looking statements will transpire or occur. These forward-looking statements involve certain risks and uncertainties, many of which are beyond the parties’ control, that could cause actual results to differ materially from those indicated in such forward-looking statements, including, but not limited to, the ability of the parties to consummate the Combination on a timely basis or at all and the satisfaction of the conditions precedent to consummation of the Combination, including, but not limited to, approval by the stockholders of GCI Liberty and Liberty Broadband and regulatory approvals. These forward-looking statements speak only as of the date of this Current Report on Form 8-K, and GCI Liberty expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statement contained herein to reflect any change in GCI Liberty’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. Please refer to the publicly filed documents of GCI Liberty, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, as well as the Joint Proxy Statement/Prospectus any amendments or supplements to that document, for additional information about GCI Liberty and about the risks and uncertainties related to the business of GCI Liberty which may affect the statements made in this Current Report on Form 8-K.

Additional Information

Nothing in this Current Report on Form 8-K shall constitute a solicitation to buy or an offer to sell any securities of Liberty Broadband or GCI Liberty, nor shall it constitute an offer, solicitation, or any sale in any jurisdiction in which such offer, solicitation, or sale is unlawful. The offer and sale of shares in the Combination will only be made pursuant to Liberty Broadband’s effective registration statement. Liberty Broadband’s stockholders, GCI Liberty’s stockholders and other investors are urged to read the Joint Proxy Statement/Prospectus included in the registration statement on Form S-4 filed regarding the Combination and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the Combination. Copies of these SEC filings are available free of charge at the SEC’s website (http://www.sec.gov). Copies of the filings together with the materials incorporated by reference therein are also available, without charge, by directing a request to Liberty Broadband, 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5700 or to GCI Liberty, Inc., 12300 Liberty Boulevard, Englewood, Colorado 80112, Attention: Investor Relations, Telephone: (720) 875-5900.

Participants in the Solicitation

Liberty Broadband and GCI Liberty and their respective directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the Combination. Information about Liberty Broadband’s directors and executive officers is available in Liberty Broadband’s definitive proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 10, 2020. Information about GCI Liberty’s directors and executive officers is available in GCI Liberty’s definitive proxy statement for its 2020 annual meeting of stockholders, which was filed with the SEC on April 10, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, are contained in the Joint Proxy Statement/Prospectus included in the registration statement on Form S-4 filed with the SEC and other relevant materials to be filed with the SEC, as well as any amendments or supplements to those documents, regarding the Combination when they become available. Investors should read the Joint Proxy Statement/Prospectus included in the registration statement on Form S-4 carefully before making any voting or investment decisions. You may obtain free copies of these documents from Liberty Broadband and GCI Liberty as indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 24, 2020

GCI LIBERTY, INC.

By:	/s/ Craig Troyer
Name: Craig Troyer
Title: Senior Vice President and Assistant Secretary